SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 16, 2004

(Date of earliest event reported)

FIRST FEDERAL CAPITAL CORP

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 000-18046

WISCONSIN	39-1651288

(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation)

605 STATE STREET
LA CROSSE, WI	54601

(Address of principal executive offices)	(Zip Code)

(608) 784-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c); under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7. NOT APPLICABLE.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release

ITEMS 1 THROUGH 7. NOT APPLICABLE.

ITEM 8.01. OTHER EVENTS.

First Federal Capital Corp is filing as Exhibit 99.1 to this Form 8-K its press release dated September 15, 2004, announcing the elimination of approximately 425 positions following completion of merger with Associated Banc-Corp.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) N/A

     (b) N/A

     (c) Exhibit No. Description

     99.1 Press Release dated September 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL CAPITAL CORP

Date: September 15, 2004	By:	/s/ David J. Reinke
David J. Reinke,
Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 15, 2004.